Exhibit 99.1
BETTER HOME & FINANCE HOLDING COMPANY ADOPTS LIMITED-DURATION SHAREHOLDER RIGHTS PLAN

Special Committee acts to protect public shareholders from effort by Better’s former CEO to seize control of the Company without paying an appropriate premium and without informing other shareholders of the nature and extent of his ownership and plans

NEW YORK — August 20, 2026 — Better Home & Finance Holding Company (NASDAQ: BETR) (“Better” or the “Company”) today announced that the Special Committee of its Board of Directors (the “Board”) has approved the adoption of a limited-duration shareholder rights plan (the “Rights Plan”) to protect the best interests of Better shareholders. The Rights Plan is effective immediately and will expire at the Company’s 2027 Annual Meeting of Stockholders, unless earlier redeemed, exchanged or terminated by the Board in accordance with its terms.

In connection with the Rights Plan, the Special Committee has declared a distribution of one Class A Right for each share of Class A Common Stock, one Class B Right for each share of Class B Common Stock, and one Class C Right for each share of Class C Common Stock (collectively, the “Rights”). The record date for the Rights distribution is August 31, 2026.

The Special Committee adopted the Rights Plan to safeguard the interests of all Better shareholders. Vishal Garg, the Company’s former CEO, is acting together with an undisclosed group of investors in an effort to gain abrupt control of Better without paying a control premium and without properly informing public shareholders of the nature and extent of his plans. Mr. Garg is leveraging the disproportionate voting power of his super-voting shares and seeking to amplify that influence by coordinating with a group of shareholders whose identities, interests and arrangements have not been properly disclosed.

The Rights Plan is intended to help protect public shareholders from Mr. Garg’s improper attempt to seize control of the Company without giving public shareholders an opportunity for input or to receive an appropriate control premium. The Rights Plan does not and is not intended to supplant the will of the Company’s shareholders or prevent them from supporting Mr. Garg or any other shareholder who disagrees with the judgment of the Board. The Special Committee respects the views and judgment of shareholders and also believes shareholders deserve to be fully informed, both about the actions and judgment of the Board and the views of Mr. Garg and any other shareholder with a perspective who desires to influence the direction of the Company. The Rights Plan also does not prevent any person or entity from properly soliciting proxies, expressing their perspective, influencing the Company, making an offer for the Company or engaging with the Board regarding a potential transaction or strategy. As always, the Board welcomes transparent shareholder engagement.

The Rights Plan applies equally to all current and future shareholders and is similar to plans adopted by other publicly traded companies. Under the Rights Plan, the Rights will generally become exercisable if a person or group becomes the Beneficial Owner of 15% or more of any class of the Company’s then-outstanding  common stock, or 15% or more of the voting power of the then-outstanding shares of capital stock of the Company.  In the event that the Rights become exercisable due to a person or group crossing the 15% threshold, each Right will entitle its holder, other than the person or group triggering the Rights Plan, to purchase additional shares of the Company’s common stock at a substantial discount to the then-current market price, subject to the terms and conditions of the Rights Plan.

Additional information regarding the Rights Plan will be contained in a Current Report on Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

Jones Day is acting as legal advisor to Better and McDermott Will & Schulte LLP and Morris, Nichols, Arsht & Tunnell LLP are acting as legal advisors to the Special Committee of the Board of Better.

ABOUT BETTER HOME & FINANCE

Better Home & Finance Holding Company (NASDAQ: BETR) is the first AI-native mortgage and home equity finance platform, and first fintech to fund more than $110 billion in loan volume. Better has leveraged its industry-leading AI platform, Tinman®, to achieve its singular mission of making homeownership cheaper, faster, and easier for all Americans. Tinman® allows customers to see their rate options in seconds, get pre-approved in minutes, lock in rates, and close their loan in as little as three weeks. In addition, Betsy™, the first AI loan agent built exclusively for the mortgage industry, revolutionizes the homebuying journey by answering questions, delivering approvals, comparing products, processing rate locks, and moving their loan application along to closing 24/7/365. Better’s mortgage offerings include GSE-conforming mortgage loans, FHA and VA loans, and jumbo mortgage and home equity loans. Better serves customers in all 50 US states and the United Kingdom.

For more information, follow @betrmortgage on X and @betterdotcom on Instagram and TikTok.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release that are not historical fact should be considered forward-looking statements, including, without limitation, statements and expectations regarding the  Rights Plan. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are inherently subject to risks and uncertainties which could cause actual future events to differ materially from those expressed or implied by the forward-looking statements in this communication. These risks and uncertainties include those risks discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as any such factors may be updated from time to time in the Company’s other filings with the SEC, which is available, free of charge, at the SEC’s website at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for Better to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Better undertakes no obligation, except as required by law, to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Important Additional Information and Where to Find It

The Company has filed with the U.S. Securities and Exchange Commission (the "SEC") a preliminary consent revocation statement dated August 19, 2026 , and the Company intends to file a definitive consent revocation statement together with an accompanying WHITE consent revocation card, in opposition to the solicitation of written consents by Vishal Garg and the members of his group (collectively, the "Garg Group") seeking to remove members of the Company's Board of Directors. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain copies of the consent revocation statement, any amendments or supplements thereto and any other documents filed by the Company with the SEC free of charge at the SEC's website (www.sec.gov) and at the Company's investor relations website (investors.better.com).

Participants in the Solicitation

The Company, members of its Board of Directors and certain of its executive officers and employees may be deemed to be “participants” (as defined in Instruction 3 to Item 4 of Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of revocations of consent from the Company's stockholders in connection with the Garg Group's consent solicitation.  Information regarding such persons and their direct or indirect interests in the Company, by security holdings or otherwise, is set forth in the Company's preliminary consent revocation statement, filed with the SEC on August 19, 2026, the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026 (under the headings "Ownership of Our Common Stock," "Director Compensation" and "Executive Compensation"), in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 13, 2026, and in Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC on July 22, 2026 for each of Michael Farello (available here) and Hugh R. Frater (available here); May 21, 2026 for Vishal Garg (available here); August 6, 2026 for Daniel Lewis (available here);  and July 22, 2026 for each of Arnaud Massenet (available here), Bhaskar Menon (available here), Prabhu Narasimhan (available here), and Harit Talwar (available here).  To the extent any such person's holdings of the Company's securities have changed since the filings identified above, such changes have been or will be reflected in Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent revocation statement and other materials to be filed by the Company with the SEC. These documents may be obtained free of charge from the sources indicated above.

Contacts

For investor relations related inquiries, please reach out to ir@better.com.

For press and media related inquiries, please reach out to comms@better.com.